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                                                                EXHIBIT 10.12





                            STOCKHOLDERS' AGREEMENT
                                    CONSENT



         The undersigned, along with Wyndham Hotel Corporation, a Delaware corporation ("Wyndham"), are parties to a Stockholders' Agreement dated as of May 24, 1996 (the "Stockholders' Agreement"). Defined terms used herein have the meanings assigned to them in the Stockholders' Agreement.

         Pursuant to Section 4.4 of the Stockholders' Agreement, the undersigned hereby consent (i) to the pledge, without compliance with the requirements of Section 2.1(a)(ii)(E) of the Stockholders' Agreement, by James
D. Carreker, Leslie V. Bentley and Stanley M. Koonce, Jr. of those Shares of Wyndham pledged as collateral to secure loans made by Smith Barney Inc. (or its affiliates) to such individuals (or any refinancing of such loans) on or about September 30, 1996, (ii) to any Transfer of such Shares following five business days' after delivery of the demand notice described in the "Pledge Agreement" (hereinafter defined) and subsequent foreclosure of such pledge being effected without compliance with the restrictions on Transfer set forth in Article II of the Stockholders' Agreement and (iii) to the Shares that are the subject of such a foreclosure no longer constituting Covered Shares or otherwise being subject to the Stockholders' Agreement, unless such Shares are acquired by a Wyndham stockholder that is a party to the Stockholders' Agreement (or any successors, assigns or affiliates thereof), in which case such Shares shall once again become Covered Shares for purposes of the Stockholders' Agreement. As used herein, "Pledge Agreements" shall collectively refer to the three Pledge Agreements of even date herewith executed by each of James D. Carreker, Leslie V. Bentley and Stanley M. Koonce, Jr. and acknowledged and agreed to by Smith Barney, Inc.
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         IN WITNESS WHEREOF, the undersigned have executed this Consent as of the 30th day of September, 1996.

                               /s/ James D. Carreker
                               ------------------------------------------
                               James D. Carreker


                               THE CARREKER DESCENDANTS TRUST

                               By:      /s/ James D. Carreker
                                        ---------------------------------
                                        Name: James D. Carreker
                                        Title: Special Trustee

                               /s/ Leslie V. Bentley
                               ------------------------------------------
                               Leslie V. Bentley


                               THE BROOKE ANDREA BENTLEY TRUST

                               By:      /s/ Leslie V. Bentley
                                        ---------------------------------
                                        Name: Leslie V. Bentley
                                        Title: Special Trustee


                               THE KRISTIN MICHELLE SCHAFFNER TRUST

                               By:      /s/ Leslie V. Bentley
                                        ---------------------------------
                                        Name: Leslie V. Bentley
                                        Title: Special Trustee


                               THE LISA SUSANNE BENTLEY TRUST

                               By:      /s/ Leslie V. Bentley
                                        ---------------------------------
                                        Name: Leslie V. Bentley
                                        Title: Special Trustee


                               THE WENDI ELIZABETH SCHAFFNER TRUST

                               By:      /s/ Leslie V. Bentley
                                        ---------------------------------
                                        Name: Leslie V. Bentley
                                        Title: Special Trustee

                               /s/ Anne L. Raymond
                               ------------------------------------------
                               Anne L. Raymond
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                               /s/ Stanely M. Koonce, Jr.
                               ------------------------------------------
                               Stanley M. Koonce, Jr.


                               WYNDHAM EMPLOYEES LTD.

                               By:      Wyndham Hotel Management
                                        Corporation, General Partner


                                        By:     /s/ James D. Carreker
                                                -------------------------
                                                Name: James D. Carreker
                                                Title: President


                               WYNDHAM HOTEL MANAGEMENT CORPORATION


                               By:      /s/ James D. Carreker
                                        ---------------------------------
                                        Name: James D. Carreker
                                        Title: President


                               /s/ Trammell S. Crow
                               ------------------------------------------
                               Trammell S. Crow


                               CF SECURITIES, L.P.

                               By:  Mill Spring Holdings, Inc.,
                                        General Partner


                                        By:     /s/ S.T. Groenteman
                                                -------------------------
                                                Name:  S.T. Groenteman
                                                Title: Vice President
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                               WYNOPT INVESTMENT PARTNERSHIP LEVEL II,
                               L.P.

                               By:      Hampstead GenPar, L.P., General Partner

                                        By:     HH GenPar Partners, General
                                                Partner

                                        By:     Hampstead Associates, Inc.,
                                                General Partner

                                                By:/s/ Daniel A. Decker
                                                   ----------------------
                                                   Name:
                                                        -----------------
                                                   Title:
                                                         ----------------


                                        WYNOPT INVESTMENT PARTNERSHIP, L.P.

                                        By:     Wynopt Investment GenPar, Inc.,
                                                General Partner

                                                By: /s/ Daniel A. Decker
                                                    --------------------------
                                                   Name:
                                                        -----------------------
                                                   Title:
                                                         ----------------------



                                        /s/ Susan T. Groenteman
                                        ---------------------------------------
                                        Susan T. Groenteman